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                                                                     Exhibit 3.2

                                 BY-LAW NUMBER 1

            A by-law relating generally to the transaction of the business and affairs of the Corporation.

            BE IT ENACTED as a by-law of 353521 ALBERTA INC. (hereinafter called the "Corporation") as follows:

                                   SECTION ONE

                                 INTERPRETATION

1.01 DEFINITIONS. In the by-laws and all resolutions of the Corporation, unless the context otherwise requires:

      (a) "Act" means the Business Corporations Act of Alberta, and any statute that may be substituted therefor, as from time to time amended;

      (b)   "appoint" includes "elect" and vice versa;

      (c) "articles" means the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of arrangement, articles of dissolution, articles of revival, and includes an amendment to any of them;

      (d)   "board" means the board of directors of the Corporation;

      (e) "by-laws" means this by-law and all other by-laws of the Corporation from time to time in force and effect;

      (f) "corporation" means a body corporate incorporated or continued under the Act and not discontinued under the Act;

      (g) "meeting of shareholders" means an annual meeting of shareholders and a special meeting of shareholders;

      (h) "non-business day" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Alberta);

      (i)   "ordinary resolution" means a resolution:

            (i) passed by a majority of the votes cast by the shareholders who voted in respect of that resolution, or

            (ii) signed by all the shareholders entitled to vote on that resolution;
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      (j)   "recorded address" means in the case of a shareholder his address as recorded in the Securities Register of the Corpora- tion; and in the case of joint shareholders the address appearing in the Securities Register of the Corporation in respect of such joint holding or the first address so appearing if there are more than one; and in the case of a director, officer, auditor or member of a committee of the board, his latest address as recorded in the records of the Corporation;

      (k) "resident Albertan" means an individual who is ordinarily resident in Alberta or, if not ordinarily resident in Alberta, is a member of a prescribed class of persons and, in any case,

            (i)   is a Canadian citizen, or

            (ii)  has been lawfully admitted to Canada for permanent residence;

      (1) "signing officer" means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by section
            2.04 or by a resolution passed pursuant thereto;

      (m) "special business" means all business transacted at a special meeting of shareholders and all business transacted at an annual meeting of shareholders, except consideration of the financial statements, auditor's report, election of directors and reappointment of the incumbent auditor;

      (n) "special meeting of shareholders" means a special meeting of all shareholders entitled to vote at an annual meeting of shareholders;

      (o) "special resolution" means a resolution passed by a majority of not less than 2/3 of the votes cast by the shareholders who voted in respect of that resolution or signed by all the shareholders entitled to vote on that resolution;

      (p)   "unanimous shareholder agreement" means:

            (i) a written agreement to which all the shareholders of a corporation are or are deemed to be parties, whether or not any other person is also a party, or

            (ii) a written declaration by a person who is the beneficial owner of all the issued shares of a corporation,

            that provides for any of the matters enumerated in section 140(1) of the Act.
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                                       -3-


Save as aforesaid, words and expressions defined in the Act have the same meanings when used herein; and words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations.

                                   SECTION TWO

                                 ADMINISTRATION

2.01 REGISTERED OFFICE and SEPARATE RECORDS OFFICE. Until changed in accordance with the Act, the registered office of the Corporation shall be in the place within Alberta specified in the articles and at such location therein as the board may from time to time determine. The records office will be at such location, if any, as the board may from time to time determine.

2.02 CORPORATE SEAL. Until changed by the board, the Corporation shall adopt a corporate seal which shall be composed of two concentric circles between the circumference of which the name of the Corporation is to be inscribed and the centre of the inner circle contains the words "Corporate Seal".

2.03 FINANCIAL YEAR. The financial year end of the Corporation shall be as from time to time determined by the Board.

2.04 EXECUTION OF INSTRUMENTS. The Secretary or any other officer or any director may sign certificates and similar instruments (other than share certificates) on the Corporation's behalf with respect to any factual matters relating to the Corporation's business and affairs, including certificates certifying copies of the articles, by-laws, resolutions and minutes of meetings of the Corporation. Subject to the foregoing, deeds, transfers, assignments, contracts, obligations, certificates and other instruments shall be signed on behalf of the Corporation by two persons, one of whom holds the office of chairman of the board, president, managing director, vice-president or director and the other of whom holds one of the said offices or the office of secretary, treasurer, assistant secretary or assistant treasurer or any other office created by by-law or by resolution of the board; provided, however, that if the Corporation has only one director, that director alone may sign any such documents on behalf of the Corporation. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed.

2.05 BANKING ARRANGEMENTS. The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking business or any part thereof shall be transacted under such agreements, instruc-
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tions and delegations of powers as the board may from time to time prescribe or authorize.

2.06 VOTING RIGHTS IN OTHER BODIES CORPORATE. The signing officers of the Corporation may execute and deliver instruments of proxy and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the persons signing or arranging for them. In addition, the board may direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

2.07 DIVISIONS. The board may cause the business and operations of the Corporation or any part thereof to be divided into one or more divisions upon such basis, including without limitation types of business or operations, geographical territories, product lines, or goods or services, as may be considered appropriate in each case. In connection with any such division the board or, subject to any direction by the board, the chief executive officer may authorize from time to time, upon such basis as may be considered appropriate in each case:

      (a) Subdivision and Consolidation - the further division of the business and operations of any such division into sub-units and the consolidation of the business and operations of any such divisions and sub-units;

      (b) Name - the designation of any such division or sub-unit by, and the carrying on of the business and operations of any such division or sub-unit under, a name other than the name of the Corporation, provided that the Corporation shall set out its name in legible characters in all places required by law; and

      (c) Officers - the appointment of officers for any such division or sub-unit, the determination of their powers and duties, and the removal of any of such officers so appointed, provided that any such officers shall not, as such, be officers of the Corporation.

2.08 FINANCIAL ASSISTANCE TO SHAREHOLDERS, EMPLOYEES AND OTHERS.

(1) The Corporation may give financial assistance by means of a loan, guarantee or otherwise:

      (a) to any person in the ordinary course of business if the lending of money is part of the ordinary business of the Corporation;

      (b) to any person on account of expenditures incurred or to be incurred on behalf of the Corporation;

      (c) to a holding body corporate if the Corporation is a wholly-owned subsidiary of the holding body corporate;
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      (d)   to a subsidiary body corporate of the Corporation; or

      (e)   to employees of the Corporation or any of its affiliates:

            (i) to enable or assist them to purchase or erect living accommodation for their own occupation, or

            (ii) in accordance with a plan for the purchase of shares of the Corporation or any of its affiliates to be held by a trustee.

(2) Except as permitted under subsection (1) above, a Corporation shall not, directly or indirectly, give financial assistance by means of a loan, guarantee or otherwise:

      (a) to a shareholder or director of the Corporation or of an affi-liated Corporation;

      (b) to an associate of a shareholder or director of the Corporation or of an affiliated Corporation; or

      (c) to any person for the purpose of or in connection with a purchase of a share issued or to be issued by the Corporation or an affiliated Corporation;

if there are reasonable grounds for believing that:

      (d) the Corporation is, or after giving the financial assistance would be, unable to pay its liabilities as they become due; or

      (e) the realizable value of the Corporation's assets, excluding the amount of any financial assistance in the form of a loan or in the form of assets pledged or encumbered to secure a guarantee, after giving the financial assistance, would be less than the aggregate of the Corporation's liabilities and stated capital of all classes.

                                  SECTION THREE

                            BORROWING AND SECURITIES

3.01 BORROWING POWERS. Without limiting the borrowing powers of the Corporation as set forth in the Act, the board may from time to time without the authorization of the shareholders:

      (a)   borrow money upon the credit of the Corporation;

      (b) issue, reissue, sell or pledge bonds, debentures, notes or other evidence of indebtedness or guarantee of the Corporation, whether secured or unsecured;
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      (c)   charge, mortgage, hypothecate, pledge or otherwise create, issue, execute and deliver a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable property of the Corporation, including book debts, rights, powers, franchises and undertaking to secure any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness or liability of the Corporation; and

      (d) give a guarantee on behalf of the Corporation to secure the obligation of any person.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.02 DELEGATION. The board may from time to time delegate to such one or more of the directors and officers of the Corporation as may be designated by the board all or any of the powers conferred on the board by section 3.01 or by the Act to such extent and in such manner as the board shall determine at the time of each such delegation.

                                  SECTION FOUR

                                    DIRECTORS

4.01 NUMBER OF DIRECTORS AND QUORUM. Until changed in accordance with the Act, the board of directors shall consist of such number of directors being not less than the minimum nor more than the maximum number of directors provided in the articles of incorporation as shall be fixed from time to time by resolution of the shareholders. A majority of directors shall constitute a quorum for the transaction of business.

4.02 QUALIFICATION. The following persons are disqualified from being a director of the Corporation:

      (a)   anyone who is less than 18 years of age;

      (b)   anyone who:

            (i) is a dependent adult as defined in The Dependent Adults Act or is the subject of a certificate of incapacity under that Act,

            (ii)  is a formal patient as defined in The Mental Health Act, 1972,

            (iii) is the subject of an order under The Mentally Incapacitated
                  Persons Act appointing a committee of his person or estate or both, or
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            (iv)  has been found to be a person of unsound mind by a court elsewhere than in Alberta;

      (c)   a person who is not an individual;

      (d)   a person who has the status of bankrupt.

Subject to the Act, at least half of the directors shall be resident Albertans.

4.03 ELECTION AND TERM. The election of directors shall take place at the-first meeting of shareholders and at each annual meeting of shareholders and all the directors then in office shall retire, but, if qualified, shall be eligible for re-election. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors or the shareholders otherwise by resolution determine. The election shall be by ordinary resolution. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

4.04 REMOVAL OF DIRECTORS. Subject to the Act, the shareholders may by ordinary resolution passed at a special meeting remove any director from office and the vacancy created by such removal may be filled at the meeting of the shareholders at which the director was removed or if not so filled may be filled by the directors.

4.05 CEASING TO HOLD OFFICE. A director ceases to hold office when he dies, when he is removed from office by the shareholders, when he ceases to be qualified for election as a director, or when his written resignation is sent or delivered to the Corporation, or if a time is specified in such resignation, at the time so specified, whichever is later. Provided always that, subject to the Act, the shareholders of the Corporation may by ordinary resolution at a special meeting remove any director or directors from office.

4.06 VACANCIES. Subject to the Act, a quorum of the board may fill a vacancy in the board, except a vacancy resulting from an increase in the minimum number of directors or from a failure of the shareholders to elect the minimum number of directors. In the absence of a quorum of the board, or if the vacancy has arisen from a failure of the shareholders to elect the minimum number of directors, the board shall forthwith call a special meeting of the shareholders to fill the vacancy. If the board fails to call such meeting or if there are no such directors then in office, any shareholder may call the meeting.

4.07 ACTION BY THE BOARD. Subject to any unanimous shareholder agreement, the board shall manage the business and affairs of the Corporation. Subject to the provisions of these by-laws relating to Albertan majority and participation by telephone, the powers of the board may be exercised by a meeting at which the quorum is present or by resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the board. Where there is a vacancy in the board, the
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remaining directors may exercise all the powers of the board so long as a quorum remains in office. Where the Corporation has only one director, that director may constitute a meeting.

4.08 MAJORITY ALBERTA RESIDENCE. Subject to the Act, the board shall not transact business at a meeting, other than filling a vacancy in the board, unless a majority of the directors present are residents of Alberta, except where:

      (a) a resident Albertan director who is unable to be present approves in writing or by telephone or other communications facilities the business transacted at the meeting; and

      (b) the number of resident Albertan directors present at the meeting, together with any resident Albertan director who gives his approval under clause (a), totals at least half of the directors present at the meeting.

4.09 PARTICIPATION BY TELEPHONE. A director may participate in a meeting of the board or of a committee of the board by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a director participating in such a meeting by such means is deemed to be present at the meeting.

4.10 PLACE OF MEETINGS. Meetings of the board may be held at any place in or outside Canada.

4.11 CALLING OF MEETINGS. Meetings of the board shall be held from time to time at such time and at such place as the board, the chairman of the board, the managing director, the president or any two directors may determine. Provided always that should more than one of the above named call a meeting at or for substantially the same time there shall be held only one meeting and such meeting shall occur at the time and place determined by, in order of priority, the board, the chairman or the president.

4.12 NOTICE OF MEETING. Notice of the time and place of each meeting of the board shall be given to each director not less than 2 clear business days, excluding any part of a non-business day, before the time when the meeting is to be held. Notice shall be effected when it is personally delivered or when it is delivered to the latest address of the director as shown in the records of the Corporation or in the last notice filed pursuant to section 101 or 108 of the Act. Provided always that should personal delivery be attempted and be unsuccessful, notice by delivery to an address of record shall nevertheless be effective. A notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business to be specified, including any proposal to:

      (a) submit to the shareholders any question or matter requiring approval of the shareholders;
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                                      -9-


      (b)   fill a vacancy among the directors or in the office of auditor;

      (c)   issue securities;

      (d)   declare dividends;

      (e)   purchase, redeem, or otherwise acquire shares of the Corporation;

      (f)   pay a commission for the sale of shares;

      (g)   approve a management proxy circular;

      (h)   approve any annual financial statements;

      (i)   adopt, amend or repeal by-laws;

      (j) demand or accept the resignation of or make the appointment of any officer or officers; or

      (k)   call a meeting or a special meeting of shareholders.

A director may in any manner waive notice of a meeting of directors, and attendance of a director at a meeting of directors is a waiver of notice of the meeting, except when a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

4.13 FIRST MEETING OF NEW BOARD. Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareholders at which such board is elected.

4.14 ADJOURNED MEETING. Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.15 REGULAR MEETINGS. The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

4.16 CHAIRMAN AND SECRETARY. The chairman of the board, or, in his absence, the president, or in his absence, a vice-president shall be chairman of any meeting of the board. If none of the said officers are present, the directors present shall choose one of their number to be chairman. The secretary of the Corporation shall act as secretary at any meeting of the board, and if the secretary of the Corporation be absent, the chairman of the meeting shall appoint a person, who need not be a director, to act as secretary of the meeting.
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4.17 VOTES TO GOVERN. At all meetings of the board every question shall be decided by a majority of the votes cast on the question, the chairman shall be entitled to vote and in case of an equality of votes the chairman of the meeting shall not be entitled to a second or casting vote.

4.18 CONFLICT OF INTEREST. A director or officer who is a party to, or who is a director or officer of or has a material interest in any person who is a party to, a material contract or proposed material con- tract with the Corporation shall disclose the nature and extent of his interest to the board at the time and in the manner provided by the Act. Any such contract or proposed contract shall be referred to the board for approval even if such contract is one that in the ordinary course of the Corporation's business would not require approval by the board, and a director interested in a contract so referred to the board shall not vote on any resolution to approve the same except as provided by the Act.

4.19 REMUNERATION AND EXPENSES. Subject to any unanimous share- holder agreements, the directors shall be paid such remuneration for their services as the board may from time to time determine.

                                  SECTION FIVE

                                   COMMITTEES

5.01 COMMITTEE OF DIRECTORS. The board may appoint a committee of directors, however designated, or a managing director, who must be a resident Albertan, and delegate to such committee or managing director any of the powers of the board except those which, under the Act, a committee of directors or managing director has no authority to exercise. At least half of the members of such committee shall be residents of Alberta. A committee may be comprised of one director.

5.02 TRANSACTION OF BUSINESS. Subject to the provisions of these by-laws relating to participation by telephone, the powers of a committee of directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside Canada and may be called by any one member of the committee giving notice in accordance with the by-laws governing the calling of directors meetings.

5.03 PROCEDURE. Unless otherwise determined herein or by the board, each committee shall have the power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure.
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                                   SECTION SIX

                                    OFFICERS

6.01 APPOINTMENT OF OFFICERS. Subject to any unanimous shareholder agreement, the board may from time to time appoint a chairman of the board, a managing director (who shall be a resident Albertan), a president, one or more vice-presidents, a secretary, a treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, in accordance with this by-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Except for a managing director and a chairman of the board, an officer may but need not be a director and one person may hold more than one office. The president or such other officer as the board may designate, shall be the chief executive officer of the Corporation.

6.02 CHAIRMAN OF THE BOARD. The board may from time to time appoint a chairman of the board who shall be a director. If appointed, the board may assign to him any of the powers and duties that are by any provisions of this by-law assigned to the managing director or to the president; and he shall, subject to the provisions of the Act, have such other powers and duties as the board may specify. He shall preside at all meetings of the shareholders at which he is present. During the absence or disability of the chairman of the board, his duties shall be performed and his powers exercised by the managing director, if any, or by the president if there is no managing director.

6.03 MANAGING DIRECTOR. The board may from time to time appoint a managing director who shall be a resident Albertan and a director. If appointed, he shall have, subject to the authority of the board, general supervision of the business and affairs of the Corporation; and he shall, subject to the provisions of the Act, have such other powers and duties as the board may specify. During the absence or disability of the president, or if no president has been appointed, the managing director shall also have the powers and duties of that office.

6.04 PRESIDENT. If appointed, the president shall be the chief executive officer, and, subject to the authority of the board, shall have general supervision of the business of the Corporation; and he shall have such other powers and duties as the board may specify. During the absence or disability of the managing director, or if no managing director has been appointed, the president shall also have the powers and duties of that office.

6.05 VICE-PRESIDENT. A vice-president shall have such powers and duties as the board or the chief executive officer may specify.

6.06 SECRETARY. The secretary shall attend and be the secretary of all meetings of the board, shareholders and committees of the board and
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                                      -12-


shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers, auditors and members of committees of the board; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and he shall have such other powers and duties as the board or the chief executive officer may specify.

6.07 TREASURER. The treasurer shall keep proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; he shall render to the board whenever required an account of all his transactions as treasurer and of the financial position of the Corporation; and he shall have such other powers and duties as the board or the chief executive officer may specify.

6.08 POWERS AND DUTIES OF OTHER OFFICERS. The powers and duties of all other officers shall be such as the terms of their engagement call for or as the board or the chief executive officer may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officer otherwise directs.

6.09 VARIATION OF POWERS AND DUTIES. The board may from time to time subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.

6.10 TERM OF OFFICE. The board, in its discretion, may remove any officer of the Corporation, without prejudice to such officer's rights under any employment contract. Otherwise each officer appointed by the board shall hold office until his successor is appointed.

6.11 TERMS OF EMPLOYMENT AND REMUNERATION. The terms of employment and the remuneration of officers appointed by the board shall be settled by it from time to time. The fact that any officer is a director or shareholder of the Corporation shall not disqualify him from receiving such remuneration as an officer as may be determined.

6.12 CONFLICT OF INTEREST. An officer shall disclose his interest in any material contract or proposed material contract with the Corporation in accordance with section 4.18.

6.13 AGENTS AND ATTORNEYS. The board shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.

6.14 FIDELITY BONDS. The board may require such officers, employees and agents of the Corporation as the board deems advisable to
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                                      -13-


furnish bonds for the faithful discharge of their powers and duties, in such forms and with such surety as the board may from time to time determine.

                                  SECTION SEVEN

                  PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.01 LIMITATION OF LIABILITY. Every director and officer of the Corporation in exercising his powers and discharging his duties shall act honestly and in good faith with a view to the best interests of the Corporation and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Subject to the foregoing, no director or officer shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the monies of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the monies, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune whatsoever which shall happen in the execution of the duties of his office or in relation thereto, unless the same are occasioned by his own willful neglect or default; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

            No act or proceeding of any director or officer or the board shall be deemed invalid or ineffective by reason of the subsequent ascer- tainment of any irregularity in regard to such act or proceeding or the qualification of such director or officer or board.

            Directors may rely upon the accuracy of any statement or report prepared by the Corporation's auditors, internal accountants or other responsible officials and shall not be responsible or held liable for any loss or damage resulting from the paying of any dividends or otherwise acting upon such statement or report.

7.02 INDEMNITY. Subject to the limitations contained in the Act, the Corporation shall indemnify a director or officer, a former director or officer, or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of the Corporation or any such body corporate) and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a

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judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or such body corporate, if:

      (a) he acted honestly and in good faith with a view to the best interests of the Corporation; and

      (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

7.03 INSURANCE. Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of its directors and officers as such, as the board may from time to time determine.

                                  SECTION EIGHT

                                     SHARES

8.01 ALLOTMENT. The board may from time to time allot shares of the Corporation or grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the board shall determine, provided that no share shall be issued until it is fully paid as prescribed by the Act.

8.02 COMMISSIONS. The board may from time to time authorize the Corporation to pay a commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

8.03 REGISTRATION OF TRANSFER. Subject to the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his attorney or successor duly appointed, together with such reasonable assurance or evidence of signature, identification and authority to transfer as the board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the board, upon compliance with such restrictions on transfer as are authorized by the articles and upon satisfaction of any lien referred to in section 8.04.

8.04 LIEN FOR INDEBTEDNESS. If the articles provide that the Corporation shall have a lien on shares registered in the name of a shareholder indebted to the Corporation, such lien may be enforced, subject to any other provision of the articles and to any unanimous shareholder agreement, by the sale of the shares thereby affected or by any other action, suit, remedy or proceeding authorized or permitted by law or by equity and, pending such enforcement, may refuse to register a transfer of the whole or any part of such shares.

8.05 NON-RECOGNITION OF TRUSTS. Subject to the provisions of the Act, the Corporation shall treat as absolute owner of any share the person in whose name the share is registered in the securities register as if that person had full legal capacity and authority to exercise all rights of ownership irrespective of any indication to the contrary through knowledge or notice or description in the Corporation's records or on the share certificate.

8.06 SHARE CERTIFICATES. Every holder of one or more shares of the Corporation shall be entitled, at his option, to a share certificate, or to a non-transferable written acknowledgement of his right to obtain a share certificate, stating the number and class or series of shares held by him as shown on the securities register. Share certificates and acknowledgements of a shareholder's right to a share certificate, respectively, shall be in such form as the board shall from time to time approve. Any share certificate shall be signed in accordance with section 2.04 and need not be under the corporate seal. The signatures of the signing officers may be printed or mechanically reproduced in facsimile upon share certificates and every such facsimile signature shall for all purposes be deemed to be the signatures of the officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

8.07 REPLACEMENT OF SHARE CERTIFICATES. The board or any officer or agent designated by the board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken on payment of such fee, not exceeding $3, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

8.08 JOINT SHAREHOLDERS. If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificates issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such shares.

8.09 DECEASED SHAREHOLDERS. In the event of the death of a holder, or one of the joint holders, of any share, the Corporation shall not be required to make any entry in the register of shareholders in respect thereof except on production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.

8.10 SECURITIES RECORDS. The Corporation shall maintain, at its registered office or any other place designated by the board, a register of shares and other securities in which it records the shares and other securities issued by it in registered form, showing with respect to each class or series of shares and other securities:

      (a) the names, alphabetically arranged, and the latest known address of each person who is or has been a holder;

      (b)   the number of shares or other securities held by each holder; and

      (c) the date and particulars of the issue and transfer of each share or other security.

                                  SECTION NINE

                              DIVIDENDS AND RIGHTS

9.01 DIVIDENDS. Subject to the provisions of the Act, the board may from time to time declare dividends payable to the shareholders according to their respective rights and interest in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.

9.02 DIVIDEND CHEQUES. A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.03 NON-RECEIPT OF CHEQUES. In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

9.04 RECORD DATE FOR DIVIDENDS AND RIGHTS. The board may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend as a record date for the determination of the persons entitled to receive payment of such dividend, provided that notice of any such record date is given, not less than 7 days before such record date, by newspaper advertisement in the manner provided in the Act. Where no record date is fixed in advance as aforesaid the record date for the determination of the persons entitled to receive payment of any dividends shall be at the close of business on the day on which the resolution relating to such dividend is passed by the board.

9.05 UNCLAIMED DIVIDENDS. Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

                                   SECTION TEN

                            MEETINGS OF SHAREHOLDERS

10.01 ANNUAL MEETINGS. The annual meeting of shareholders shall be held in accordance with the Act, at such time in each year and, subject to section 10.03, at such place as the board may from time to time determine, for the purpose of hearing and receiving the financial statements and reports required by the Act to be read at and placed before the annual meeting, electing directors, appointing auditors and for the transaction of such other business as may properly be brought before the meeting.

10.02 SPECIAL MEETINGS. The board shall have the power to call a special meeting of shareholders at any time.

10.03 PARTICIPATION BY TELEPHONE. A shareholder or any other person entitled to attend a meeting of shareholders may participate in the meeting by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other and a person participating in such a meeting by those means is deemed to be present at the meeting.

10.04 PLACE OF MEETINGS. Meetings of shareholders shall be held at the registered office of the Corporation or elsewhere in the municipality in which the registered office is situate or, if the board shall so determine, at some other place in Alberta or, if all the shareholders entitled to vote at the meeting so agree, at some place outside Alberta, and a shareholder who attends a meeting outside Alberta is deemed to have so agreed except when he attends such meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully held.

10.05 NOTICE OF MEETINGS. Notice of the time and place of each meeting of shareholders shall be sent not less than 21 days and no more than 50 days before the meeting to each shareholder entitled to vote at the meeting, each director and the auditor of the Corporation. Such notice may be sent by mail addressed to, or may be delivered personally to, the shareholder, at his latest address as shown in the records of the Corporation or its transfer agent, to the director, at his latest address as shown in the records of the Corporation or in the last notice filed pursuant to section 101 or 108 of the Act, or to the auditor at his most recent address as shown in the records of the Corporation.  A notice of meeting of shareholders sent by mail to a shareholder, director or auditor in accordance with the above is deemed to be sent on the day on which it was deposited in the mail. Failure to receive a notice does not deprive a shareholder of the right to vote at a meeting. A notice of a meeting is not required to be sent to shareholders who were not register-
ed on the records of the Corporation or its transfer agent on the record
date  as determined  according  to  paragraph  10.07  herein.   Notice  of  a
meeting of shareholders at which special business is to be transacted shall state the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgment thereon and shall state the text of any special resolution to be submitted to the meeting.

10.06 LIST OF SHAREHOLDERS ENTITLED TO NOTICE. In the event the Corporation has greater than 15 shareholders entitled to vote at a meeting, for every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each shareholder. If a record date for the meeting is fixed pursuant to section 10.07 by the board, the shareholders listed shall be those registered at the close of business on the record date. If no record date is fixed by the board, the shareholders listed shall be those listed at the close of business on the last business day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, the day on which the meeting is held. The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the securities register is kept and at the place where the meeting is held.

10.07 RECORD DATE FOR NOTICE. The board may fix in advance a record date, preceding the date of any meeting of shareholders by not more than 50 days and not less than 21 days, for the determination of the shareholders entitled to notice of the meeting, provided that notice of any such record date is given not less than 7 days before such record date, by newspaper advertisement in the manner provided in the Act. If no record date is so fixed, the record date for the determination of the shareholders entitled to notice of the meeting shall be the close of business on the last business day immediately preceding the day on which the notice is given or if no notice was given, the day on which the meeting is held.

10.08 MEETINGS WITHOUT NOTICE. A meeting of shareholders may be held without notice at any time and place permitted by the Act:

      (a) if all the shareholders entitled to vote thereat are present in person or represented by proxy or if those not present or represented by proxy waive notice of or otherwise consent to such meeting being held, and

      (b) if the auditors and the directors are present or waive notice of or otherwise consent to such meeting being held.

At such meeting any business may be transacted which the Corporation at a meeting of shareholders may transact. If the meeting is held at a place outside Canada, shareholders not present or represented by proxy, but who have waived notice of or otherwise consented to such meeting, shall also be deemed to have consented to the meeting being held at such place.

10.09 CHAIRMAN, SECRETARY AND SCRUTINEERS. The chairman of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting: chairman of the board, president, managing director, or a vice-president who is a shareholder. If no such officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairman. If the secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chairman with the consent of the meeting.

10.10 PERSONS ENTITLED TO BE PRESENT. The only persons entitled to be present at a meeting of shareholders shall be those persons entitled to vote thereat, the directors and auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the articles or by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

10.11 QUORUM. A quorum for the transaction of business at any meeting of shareholders shall be two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxy- holder for an absent shareholder so entitled, and together holding or representing by proxy not less than 20% of the outstanding shares of the Corporation entitled to vote at the meeting. If a quorum is present at the opening of any meeting of shareholders, the shareholders present or represented by proxy may proceed with the business of the meeting. If a quorum is not present at the opening of any meeting of shareholders, the shareholders present or represented by proxy may adjourn the meeting to a fixed time and place but may not transact any other business.

10.12 RIGHT TO VOTE. Subject to the provisions of the Act as to authorized representatives of any other body corporate, at any meeting of shareholders in respect of which the Corporation has prepared the list referred to in section 10.06, every person who is named in such list shall be entitled to vote the shares shown thereon opposite his name except to the extent that such person has transferred any of his shares after the record date set pursuant to section
10.07 and the transferee, upon producing properly endorsed certificates evidencing such shares or otherwise establishing that he owns such shares, demands at any time before the meeting that his name be included to vote the transferred shares at the meeting. In the absence of a list prepared as aforesaid in respect of a meeting of shareholders every person shall be entitled to vote at the meeting who at the time is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting. Each share of the Corporation entitles the holder of it to one vote at a meeting of shareholders.

10.13 PROXIES. Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxy- holders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or his attorney and shall conform with the requirements of the Act.

10.14 TIME FOR DEPOSIT OF PROXIES. The board may specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting by not more than 48 hours exclusive of non-business days, before which time proxies to be used at such meeting must be deposited with the Corporation or its agent. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

10.15 JOINT SHAREHOLDERS. Where two or more persons hold the same shares jointly, any one of such persons present or represented by proxy at a meeting of shareholders has the right in the absence of the other or others to vote in respect of such shares, but if more than one of such persons are present or represented by proxy, they shall vote as one on the shares held jointly by them.

10.16 VOTES TO GOVERN. Except as otherwise required by the Act, all questions proposed for the consideration of shareholders at a meeting of shareholders shall be determined by the majority of the votes cast and in the event of an equality of votes at any meeting of shareholders either upon a show of hands or upon a ballot there shall be no second or casting vote.

10.17 SHOW OF HANDS. Subject to the provisions of the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by a show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

10.18 BALLOTS. On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereon, any shareholder or proxyholder entitled to vote at the meeting may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairman shall direct. A require- ment or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled, in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

10.19 ADJOURNMENT. The chairman at a meeting of the shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time and from place to place. If a meeting of shareholders is adjourned for less than 30 days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that is adjourned. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting. Unless the meeting is adjourned by one or more adjournments for an aggregate of more than 90 days the management of the Corporation need not concurrently with giving notice of a meeting of shareholders send a form of proxy in prescribed form to each shareholder who is entitled to receive notice of the meeting.

10.20 RESOLUTION IN LIEU OF MEETING. A resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of the shareholders; and a resolution in writing dealing with all matters required to be dealt with at a meeting of shareholders, and signed by all the shareholders entitled to vote at such meetings, satisfies all the requirements of the Act relating to meetings of shareholders. A copy of every such resolution in writing shall be kept with the minutes of the meetings of shareholders. Any such resolution in writing is effective for all purposes at such time as the resolution states regardless of when the resolution is signed.

10.21 ONLY ONE SHAREHOLDER. Where the Corporation has only one shareholder or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting.

                                 SECTION ELEVEN

                                     NOTICES

11.01 METHOD OF GIVING NOTICES. Notice of the time and place of each meeting of the board shall be made pursuant to section 4.12. Notice of the time and place of each meeting of shareholders shall be made pursuant to section 10.05. Any other notice, communication or document to be given, sent, delivered or served pursuant to the Act, the regulations thereunder, the articles, the by-laws or otherwise to a shareholder, director, officer, auditor or member of a committee of the board shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his recorded address or if mailed to him at his recorded address by prepaid ordinary or air mail or if sent to him at his recorded address by any means of prepaid transmitted or recorded communication. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been given at the time it would be delivered in the ordinary course of mail unless there are reasonable grounds for believing that the person did not receive the notice or document at the time or at all; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by him to be reliable.

11.02 NOTICE TO JOINT SHAREHOLDERS. If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice to one of such persons shall be sufficient notice to all of them.

11.03 COMPUTATION OF TIME. In computing the date when notice must be given under any provision requiring a specified number of days' notice of any meeting or other event, the date of giving of the notice shall be excluded and the date of the meeting or other event shall be included.

11.04 UNDELIVERED NOTICES. If any notice given to a shareholder pursuant to section 11.01 is returned on three consecutive occasions because he cannot be found, the Corporation shall not be required to give any further notices to such shareholder until he informs the Corporation in writing of his new address.

11.05 OMISSIONS AND ERRORS. The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

11.06 PERSONS ENTITLED BY DEATH OR OPERATION OF LAW. Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives his title to such share prior to his name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

11.07 WAIVER OF NOTICE. Any shareholder (or his duly appointed proxyholder), director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the articles, by-laws or otherwise and such waiver or abridgement shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareholders or of the board which may be given in any manner. Attendance of a director at a meeting of directors or of a shareholder or any other person entitled to attend a meeting of shareholders is a waiver of notice of the meeting except where such director, shareholder or other person, as the case may be, attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.


            MADE by the board the 20th day of January, 1987


                                       /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       President


                                       /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       Treasurer

            CONFIRMED by the shareholders in accordance with the Act the 20th day of January, 1987.


                                       /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       President

                              VENTURES GAINED INC.
                               (the "Corporation")

RESOLUTIONS IN WRITING, SIGNED BY THE DIRECTORS OF THE CORPORATION, PURSUANT TO SUBSECTION 112(1) OF THE BUSINESS CORPORATIONS ACT OF ALBERTA.

BE IT RESOLVED THAT:

(a) By-Law Number 1 be amended such that all references to "resident Albertan" be amended to be references to "resident Canadian".

(b) By-Law Number 1 be amended by the deletion of clause 1.01(k) and the insertion of a new clause 1.01(k) as follows:

      "resident Canadian" means an individual who is

      i)    a Canadian citizen ordinarily resident in Canada,

      ii) a Canadian citizen not ordinarily resident in Canada who is a member of a prescribed Class of persons, or

      iii) a permanent resident within the meaning of the Immigration Act, 1976 (Canada) and ordinarily resident in Canada, except a permanent resident who has been ordinarily resident in Canada for more than 1 year after the time at which he first became eligible to apply for Canadian citizenship;

(c) Any one director or officer of the Corporation is hereby authorized and directed to do and perform all such acts and things to execute and deliver and to file or cause to be. executed, delivered or filed in the name and on behalf of the Corporation, under the corporate seal of the Corporation, or otherwise all such documents as may be required to give effect to the foregoing.

BE IT FURTHER RESOLVED THAT:

(d) The foregoing resolutions may be signed in counterparts, each of which so executed shall be deemed to be an original including each such copy signed and sent by facsimile transmission, and all such executed counterparts together shall constitute but one and the same instrument and notwithstanding the date of execution shall be deemed to bear date as at the 16th day of April, 1993.

DATED this 16th day of April, 1993.


                                        /s/ Frank Roberts
                                        ----------------------------------------
                                        FRANK ROBERTS


                                        ----------------------------------------
                                        SUZANNE WOOD


                                        /s/ Mani Chopra
                                        ----------------------------------------
                                        MANI CHOPRA

                              VENTURES GAINED INC.
                               (the "Corporation")

RESOLUTIONS IN WRITING, SIGNED BY THE DIRECTORS OF THE CORPORATION, PURSUANT TO SUBSECTION 112(1) OF THE BUSINESS CORPORATIONS ACT OF ALBERTA.

BE IT RESOLVED THAT:

(a) By-Law Number 1 be amended such that all references to "resident Albertan" be amended to be references to "resident Canadian".

(b) By-Law Number 1 be amended by the deletion of clause 1.01(k) and the insertion of a new clause 1.01(k) as follows:

      "resident Canadian" means an individual who is

      i)    a Canadian citizen ordinarily resident in Canada,

      ii) a Canadian citizen not ordinarily resident in Canada who is a member of a prescribed Class of persons, or

      iii) a permanent resident within the meaning of the Immigration Act, 1976 (Canada) and ordinarily resident in Canada, except a permanent resident who has been ordinarily resident in Canada for more than 1 year after the time at which he first became eligible to apply for Canadian citizenship;

(c) Any one director or officer of the Corporation is hereby authorized and directed to do and perform all such acts and things to execute and deliver and to file or cause to be executed, delivered or filed in the name and on behalf of the Corporation, under the corporate seal of the Corporation, or otherwise all such documents as may be required to give effect to the foregoing.

BE IT FURTHER RESOLVED THAT:

(d) The foregoing resolutions may be signed in counterparts, each of which so executed shall be deemed to be an original including each such copy signed and sent by facsimile transmission, and all such executed counterparts together shall constitute but one and the same instrument and notwithstanding the date of execution shall be deemed to bear date as at the 16th day of April, 1993.

DATED this 16th day of April, 1993.


                                        /s/ Frank Roberts
                                        ----------------------------------------
                                        FRANK ROBERTS


                                        /s/ Suzanne Wood
                                        ----------------------------------------
                                        SUZANNE WOOD


                                        ----------------------------------------
                                        MANI CHOPRA